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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 10, 2005

                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702                  34-1531521
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 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut              06880
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         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     (a) Terex Corporation ("Terex" or the "Company") issued a press release on May 10, 2005 (the "May 10 Press Release"), in which Terex provided certain preliminary financial results for its fiscal quarter ended March 31, 2005. The Company announced that it expects total revenues for that quarter to be in the range of $1.40 - $1.45 billion, and, at this time, anticipates fully diluted earnings per share, before special items, for that quarter to be in the range of $0.50 to $0.55. Terex also announced that it will be releasing its first quarter 2005 financial results before the end of May 2005, and intends on hosting a conference call to review its first quarter performance shortly thereafter. A copy of the May 10 Press Release is included as Exhibit 99.1 to this Form 8-K.

     (b) On May 10, 2005, the Company filed a Form 12b-25 Notification of Late Filing (the "Form 12b-25") with the Securities and Exchange Commission ("SEC"), notifying the SEC that the Company is delaying the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2005. The Company has indicated in the Form 12b-25 that it does not intend to file this Quarterly Report on or before the fifth calendar day following the prescribed due date for the report.

     As previously announced in Current Reports on Form 8-K furnished to the SEC on November 10, 2004, January 13, 2005, March 4, 2005, and March 16, 2005, the Company has delayed filing with the SEC its Quarterly Report on Form 10-Q for the period ended September 30, 2004 and its Annual Report on Form 10-K for the year ended December 31, 2004, pending the completion of the Company's restatement of its financial statements for the years ended December 31, 2000, 2001, 2002 and 2003 and the completion of the Company's audited financial statements for the year ended December 31, 2004. The Company intends to file its Quarterly Report on Form 10-Q for the period ended March 31, 2005 promptly following the filing of these other documents with the SEC.

     The May 10 Press Release, included as Exhibit 99.1 to this Form 8-K, also discusses the filing of the Form 12b-25.

     (c) As previously disclosed in Current Reports on Form 8-K furnished to the SEC on October 27, 2004, November 10, 2004, January 13, 2005, March 4, 2005, and March 16, 2005, the Company has commenced a detailed examination of intercompany transactions in an effort to reconcile imbalances in certain of the Company's accounts. In the Current Reports on Form 8-K furnished to the SEC on January 13, 2005 and March 4, 2005, Terex previously announced that its financial statements for the years ended December 31, 2000, 2001, 2002 and 2003 need to be restated to correct certain errors and, accordingly, such financial statements should no longer be relied upon.

     While Terex has not yet completed its assessment of effectiveness of internal control over financial reporting as of December 31, 2004, it has determined, as previously reported in the Company's Current Report on Form 8-K furnished to the SEC on January 13, 2005, that a "material weakness" exists in the Company's internal controls over financial reporting as they relate to the recording of certain intercompany transactions through December 31, 2004. The Public Company Accounting Oversight Board has defined a material weakness as "a significant deficiency or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected."

     As previously reported in the Company's Current Report on Form 8-K furnished to the SEC on January 13, 2005, the Company has taken numerous measures to improve its control over its financial reporting processes to assure the accuracy of its financial reports so as to comply fully with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In addition, the Company intends to further improve these controls by taking various actions throughout the Company. Further detail regarding the material weakness in internal control over financial reporting and the Company's remedial activities in that regard will be contained in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, in connection with Management's Annual Report on Internal Control Over Financial Reporting for the Company.



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     (d) Safe Harbor Statement. The above contains  forward-looking  information based on Terex's current expectations. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: Terex's business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the sensitivity of construction, infrastructure and mining activity and products produced for the military to interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; Terex's businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Terex's business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; Terex's continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; Terex's ability to timely manufacture and deliver products to customers; Terex's significant amount of debt and its need to comply with restrictive covenants contained in Terex's debt agreements; Terex's ability to file its periodic reports with the SEC on a timely basis; Terex's ability to ensure that all intercompany transactions will be properly recorded; compliance with applicable environmental laws and regulations; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. In addition, until the previously announced review by Terex of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking
statement   included  in  this  document  to  reflect  any  changes  in  Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on May 10, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2005



                                           TEREX CORPORATION


                                           By:  /s/ Phillip C. Widman
                                               Phillip C. Widman
                                               Senior Vice President and
                                               Chief Financial Officer




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